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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated January 23, 1995 included in the Advanta Corp. Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Form S-3 Registration Statement.

                                                      /s/ ARTHUR ANDERSEN LLP

Philadelphia, PA
June 19, 1995